I-VITEC SUM SUP-1 022814

Summary Prospectus Supplement dated February 28, 2014

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:

Invesco V.I. Technology Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Erik Voss	Portfolio Manager (lead)	2014
Janet Luby	Portfolio Manager	2014”

I-VITEC SUM SUP-1 022814